=================================================================


               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                         ---------------

                            FORM 8-K

                         CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities
                      Exchange Act of 1934

                         ---------------


        Date of Report (Date of earliest event reported):
                        November 13, 1998


             KENTUCKY CENTRAL LIFE INSURANCE COMPANY
     (Exact name of registrant as specified in its charter)



                                 33-13142
          Kentucky               33-15521                    61-0244930
(State or other jurisdiction (Commission File              (IRS Employer
     of incorporation)            Number)               Identification No.)



  Kincaid Towers, Lexington, Kentucky               40507
(Address of principal executive offices)         (Zip Code)

                         (606) 253-5111
      (Registrant's telephone number, including area code)


                         Not Applicable
  (Former name or former address, if changed since last report)

=================================================================

Item 7.   Financial Statements, Pro Forma Financial Information
          -----------------------------------------------------
          and Exhibits.
          ------------

(a)  Financial Statements.
     --------------------

     Filed with this report are the following documents of Kentucky Central Life Insurance Company-In Liquidation:


     (1)  Financial statements as of December 31, 1997 and
          March 31, 1998 prepared on a modified liquidating basis (unaudited).

     (2) Notes to financial statements which have been filed with this Form 8-K.

                           Signatures
                           ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 13, 1998



                         KENTUCKY CENTRAL LIFE INSURANCE COMPANY



                         By:   /s/ George Nichols III
                            ------------------------------------
                              George Nichols III,
                              Commissioner of the Kentucky
                              Department ofInsurance, as
                              Liquidator of Kentucky Central Life
                              Insurance Company

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                               BALANCE SHEET
                          AS OF DECEMBER 31, 1997
                                (UNAUDITED)

 ASSETS                                 Notes
 Cash:                                  5,28,29
    Unrestricted                                $  3,255,326
    Restricted                                       572,138
                                                 -----------
                                                            $  3,827,464
 Short-term investments:                6,28
    Unrestricted                                  91,102,922
    Restricted                                     4,454,056
                                                 -----------
                                                             95,556,978
 Bonds:                                 7,28
    Unrestricted                                  75,883,013
    Restricted                                     1,245,785
                                                 -----------
                                                             77,128,798


 Mortgage loans                         8                    12,352,661
 Real estate                            9                    53,034,320
 Investment in M-C Realty, Inc.         10                    3,164,619
 Other invested assets                  11                       90,615
 Accounts receivable                    12                       11,405
 Federal income tax recoverable         13                            0
 Miscellaneous assets                   14                       15,587
 Accrued investment income                                    1,745,898
                                                            -----------
      Total  Assets                                        $246,928,345
                                                            ===========

The accompanying notes are an integral part of these financial statements.
-------------------------------------------------------------------------

 DISCLAIMER
 The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                               BALANCE SHEET
                          AS OF DECEMBER 31, 1997
                                (UNAUDITED)


 LIABILITIES                            Notes

 Class 1
   Guaranty associations' reimbursable
     costs under the Plan               1,15    $  3,200,000
   Accrued administrative expenses                 5,586,638
                                                 -----------
                                                            $  8,786,638
 Class 2
   Policy benefits                      1          7,139,108
   Opt-in reimbursable amount           1,16     109,784,800
   Opt-in traditional amount            1,17           4,845
   Guaranty associations' advances      1,18      50,391,521
   Guaranty associations'
     post-closing costs                 1,19      45,692,147
   Liability to Opt-out
     Policyholders                      1,20       6,769,719
   Opt-out reimbursable amount          1,21       2,149,697
                                                 -----------
                                                            221,931,837
 Class 3
   Claims of the federal government     31(a)                         0

 Class 4
   Not evaluated

 Class 5
   ABN Amro Bank                        22        50,323,634
   General creditors                    23         9,669,775
   Escheat funds                                     488,552
   Taxes payable                                   4,497,750
                                                 -----------
                                                             64,979,711
 Class 6
   Not evaluated

 Class 7
   Not evaluated

 Class 8                                4
   Policyholder deductible                        17,107,766
   General creditor deductible                        33,127
   Escheat funds deductible                            2,500
   Taxes payable deductible                            2,250
                                                 -----------
                                                             17,145,643

 Class 9
   Not evaluated

 Class 10                               24
   Shareholder outstanding dividends
     and fractional shares                           666,224
   Common capital stock:
     Voting - par value, $100 per sh.                100,000
     Class A non-voting - par value, $1 per sh.   13,314,830
   Preferred dividends,  Mid-Central    3          1,759,980
   Preferred stock,  Mid-Central        3          8,799,900
                                                 -----------
                                                             24,640,934
 Other Liabilities                      31
   Tenant security deposits             5            274,846
   Tenant-In-Possession rental fund     28,29      1,888,113
                                                              2,162,959
                                                            -----------
      Total Liabilities                                    $339,647,722
 (Deficiency) of Assets Over Liabilities                    (92,719,377)
                                                            -----------
      Total Liabilities and (Deficiency)                   $246,928,345
                                                            ===========

 The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------

 DISCLAIMER
 The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                  STATEMENT OF RECEIPTS AND DISBURSEMENTS
          FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 1997
                                (UNAUDITED)

                                        Notes
Receipts                                2    10/1 - 12/31/97YTD  12/31/97
                                             ----------------------------
Premium receipts                             $     (2,752)  $     (31,838)
Rental receipts                                 3,541,714       7,158,804
Mortgage loans:
  (a)  Principal                                   54,732         627,040
  (b)  Interest                                   189,265         785,945
Proceeds from:
  (a)  Mortgage loans                                   0       1,110,000
  (b)  Real estate                             12,256,000      17,889,986
  (c)  Other invested assets                       11,641       1,035,439
Reinsurance recoveries                          1,136,164       1,136,164
Agents' balances received                          26,092         152,267
Collection of subsidiaries receivables                  0         163,897
Recovery of taxes previously paid                     132          32,319
Other miscellaneous receipts and changes           38,070          83,162
Transfer of cash                                        0      19,920,010
                                              -----------     -----------
     Receipts before Investment Activities     17,251,060      50,063,197
                                              -----------     -----------

Interest and dividend receipts                    148,263       2,124,123
Proceeds from Sales:
  (a)  Short-term investments                   1,531,023     150,620,145
  (b)  Bonds                                       25,771       3,251,848
  (c)  Stocks                                      24,114          47,786
     Receipts from Investment Activities        1,729,171     156,043,902

Tenant-In-Possession receipts           28,29     978,840       5,917,516

Total Cash Receipts                          $ 19,959,071    $212,024,615
                                              ===========     ===========

The accompanying notes are an integral part of these financial statements.
-------------------------------------------------------------------------

DISCLAIMER
The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                  STATEMENT OF RECEIPTS AND DISBURSEMENTS
          FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 1997
                                (UNAUDITED)

                                        Notes
Disbursements                           2    10/1 - 12/31/97YTD  12/31/97
                                             ----------------------------
Losses/benefit payments                 25    $  1,340,277  $  13,304,156
LAE payments                                        18,259         27,424
Legal fees                                       1,150,199      4,837,622
Audit fees                                           6,526         56,070
Receivers fees                                      43,452        191,680
Consulting fees                                  1,173,333      3,325,338
Commissions                                         (2,035)        (7,470)
Salaries                                           183,202        705,821
Employee benefits                                    6,631         30,830
Real estate taxes                                  595,589      1,153,350
Payroll and other taxes                             14,266         65,639
Rent and related expenses                           66,479      1,716,866
Office expenses and miscellaneous                  106,282        386,481
Interest expense                                         0        839,855
                                               -----------    -----------
     Total Disbursements                         4,702,459     26,633,661
                                               -----------    -----------
Distributions:
  (a)  Distributions of assets          26               0     37,699,888
  (b)  Early access distributions                        0              0
                                               -----------    -----------
     Distributions                                       0     37,699,888
                                               -----------    -----------
     Disbursements & Distributions Before
      Investment Activities                      4,702,459     64,333,549
                                               -----------    -----------
Investment expenses                     27         168,593        752,025
Purchase of:
  (a)  Short-term investments                   12,150,000    154,739,040
  (b)  Bonds                                             0              0
  (c)  Stocks                                            0              0
  (d)  Mortgage loans                               14,363        182,442
  (e)  Real estate                                  91,723         91,723
                                               -----------    -----------
     Disbursements for Investment Activities    12,424,679    155,765,230
                                               -----------    -----------
Tenant-In-Possession disbursements      28,29    1,359,026      4,347,677
                                               -----------    -----------
Total Cash Disbursements                        18,486,164    224,446,456
                                               ===========    ===========

Net Increase (Decrease) in Cash                  1,472,907    (12,421,841)
Cash at October 1 and January 1, 1997            2,354,557     16,249,305
                                               -----------    -----------
Cash at December 31, 1997               5     $  3,827,464   $  3,827,464
                                               ===========    ===========

The accompanying notes are an integral part of these financial statements.
-------------------------------------------------------------------------

DISCLAIMER
The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                          AS OF DECEMBER 31, 1997
                                (UNAUDITED)


   CASH
                                                         AMOUNT
                                                         ------
     UNRESTRICTED:

     IN COMPANY OFFICE                                 $       330
     REAL ESTATE PROPERTY MANAGER ACCOUNTS                 550,381
     CENTRAL BANK, LEXINGTON, KY                         2,698,816
     CENTRAL BANK, LEXINGTON, KY                             5,799
                                                        ----------

     TOTAL                                             $ 3,255,326
                                                        ==========

     RESTRICTED:

     MEADOW GREEN CONDO, TENANT SECURITY DEPOSIT       $    12,000
     TERRACE GREEN CONDO, TENANT SECURITY DEPOSIT            6,058
     VILLA GREEN CONDO, TENANT SECURITY DEPOSIT              4,753
     FALCON CREST CONDO, TENANT SECURITY DEPOSIT            15,239
     PALM LAKE SHOPPING CTR, TENANT SECURITY DEPOSIT        27,619
     GUADALUPE PLAZA, TENANT SECURITY DEPOSIT               12,245
     BLUEBONNET OFFICE BLDG, TENANT SECURITY DEPOSIT        10,000
     UNIVERSITY PARK TOWERS, TENANT SECURITY DEPOSIT       171,920
     CENTRAL BANK & TRUST CO., TENANT SECURITY DEPOSITS     15,012
     CENTRAL BANK & TRUST CO., TENANT-IN-POSSESSION        297,292
                                                        ----------

     TOTAL                                             $   572,138
                                                        ==========


                                                       $ 3,827,464
                                                        ==========

The accompanying notes are an integral part of these financial statements.
-------------------------------------------------------------------------

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                          AS OF DECEMBER 31, 1997
                                (UNAUDITED)


SHORT-TERM INVESTMENTS
                                                         AMOUNT
UNRESTRICTED:
     FIDELITY TREASURY FUND #696, PNC BANK           $  2,359,549
     U.S. TREASURY BILL - MATURES 1/15/98               2,993,642
     U.S. TREASURY BILL - MATURES 1/22/98               4,984,221
     U.S. TREASURY BILL - MATURES 2/12/98               3,975,305
     U.S. TREASURY BILL - MATURES 2/19/98              19,858,574
     U.S. TREASURY BILL - MATURES 3/12/98               4,950,270
     DREYFUS CASH MANAGEMENT FUND, LASALLE BANK        51,981,361
                                                      -----------

          TOTAL                                      $ 91,102,922
                                                      ===========


RESTRICTED:
     CERTIFICATE OF DEPOSIT - SECURING LETTER OF CREDIT $    16,864
     UNITED CAROLINA BANK - N. CAROLINA DEPOSIT             806,909
     FUNDS HELD BY ARKANSAS DEPT OF INS                     100,000
     FUNDS HELD BY NEW MEXICO DEPT OF INS                   106,297
     FUNDS HELD BY S. CAROLINA DEPT OF INS                   79,325
     U.S. TREASURY BILL - MATURES 1/2/98,
        S.CAROLINA DEPT OF INS                            1,299,623
     FUNDS HELD BY GEORGIA DEPT OF INS - BILTMORE FUND      104,216
     U.S. TREASURY BILL - MATURES 1/8/98,
        TENANT-IN-POSSESSION                              1,590,821
     CERTIFICATES OF DEPOSIT - AS PER FRANCHISE AGREEMENT   350,000
                                                        -----------

          TOTAL                                        $  4,454,056
                                                        ===========


                                                       $ 95,556,978
                                                        ===========

The accompanying notes are an integral part of these financial statements.

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                                   BONDS
                          AS OF DECEMBER 31, 1997
                                (UNAUDITED)

 UNRESTRICTED:                                       MATURITY     PAR
   CUSIP #          ISSUER               RATE          DATE      VALUE
 912827J78 UNITED STATES TREAS NTS       6.250       02/15/03     925,000
 912827K43 UNITED STATES TREAS NTS       5.500       04/15/00     200,000
 912827ZN5 UNITED STATES TREAS NTS       8.500       11/15/00     200,000
  31359CAL FEDERAL NATIONAL MTG. ASS.    6.400       01/13/04   3,000,000
 448814DM2 HYDRO-QUEBEC                  9.400       02/01/21   1,000,000
 341081DA2 FLORIDA PWR&LT                7.875       12/01/12   2,000,000
 341081DC8 FLORIDA PWR&LT                7.875       01/01/13   1,000,000
 371154AJ4 GENL TEL NO WEST              8.750       04/15/16   1,803,000
 482620AH4 K N ENERGY                    9.625       08/01/21   2,000,000
 893526BY8 TRANSCANADA PIPELINES         9.875       01/01/21   2,000,000
 001920AD9 ARCO CHEMICAL                10.250       11/01/10   1,250,000
 013716AJ4 ALCAN ALUMINUM                8.875       01/15/22   2,000,000
 019512AD4 ALLIED SIGNAL                 9.875       06/01/02   2,500,000
 023771Q27 AMERICAN AIRLINES CORPORATION11.000       05/07/14   2,000,000
 039483AG7 ARCHER DANIELS                8.875       04/15/11   1,100,000
 122014AC7 BURLINGTON RESOURCES          9.875       06/15/10   2,000,000
 136440AL8 CANADIAN PACIFIC LTD          9.450       08/01/21   2,000,000
 191219AN4 COCA-COLA ENTERPRISE          8.500       02/01/12   2,000,000
 247361FA1 DELTA AIR LINES INC.         10.050       06/16/05   2,022,000
 247361PT9 DELTA AIRLINES, INC.         10.000       05/19/09   1,000,000
 247361PU6 DELTA AIRLINES INC.          10.000       05/19/09     500,000
 247361PV4 DELTA AIRLINES INC.          10.000       05/26/09     500,000
 277461AQ2 EASTMAN KODAK CO              9.875       11/01/04   2,000,000
 277461AS8 EASTMAN KODAK CO              9.750       10/01/04   1,000,000
 423328AH6 HELLER & CO                   9.375       03/15/98   2,000,000
 482584AP4 KMART                         7.750       10/01/12   1,500,000
 603823WV3 MINN & ST PAUL AIRPORTS       8.950       01/01/02   2,000,000
 891027AB0 TORCHMARK                     8.625       03/01/17   3,600,000
 87265CAU4 TRW INC MTN                   9.375       04/15/21   2,000,000
 893485AJ1 TRANSAMERICA CP               9.875       01/01/98   2,000,000
 962166AK0 WEYERHAEUSER                  8.375       02/15/07   1,500,000
 49126NAC9 KENTUCKY DEV. FINANCE AUTH.B  5.340       12/15/97   5,400,000
 528851AE8 LEXINGTON-FAYETTE COUNTY KEN  7.750      05/01/02       15,000
 528851AF5 LEXINGTON-FAYETTE COUNTY KEN  7.750       05/01/03      75,000
 528851AG3 LEXINGTON-FAYETTE COUNTY KEN  7.750       05/01/04      80,000
 528851AH1 LEXINGTON-FAYETTE COUNTY KEN  7.750       05/01/05      90,000
 528908AM8 LEXINGTON-FAYETTE URBAN CO    5.000       02/01/18     746,577
 528914AC8 LEXINGTON FAYETTE URBAN COUNTY5.860       05/01/20  11,400,000
 912827K43 UNITED STATES TREAS NTS       5.500      04/15/00      500,000

                TOTAL                                          68,906,577

                MARKET VALUE -Unrestricted                     75,883,013

 RESTRICTED:
                                                     MATURITY      PAR
   CUSIP #           ISSUER              RATE          DATE       VALUE
 912810CE6 UNITED STATES TREAS BONDS     8.750       11/15/08     300,000
 912827K43 UNITED STATES TREAS NTS       5.500       04/15/00     100,000
 912827ZN5 UNITED STATES TREAS NTS       8.500       11/15/00     750,000
                TOTAL                                           1,150,000

                MARKET VALUE -Restricted                        1,245,785

                MARKET VALUE -TOTAL                            77,128,798

The accompanying notes are an integral part of these financial statements.
-------------------------------------------------------------------------

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                          AS OF DECEMBER 31, 1997
                                (UNAUDITED)

  MORTGAGE LOANS
   LOAN          LOAN TITLE/OWNER                    PROPERTY
    NO.          MAILING ADDRESS                     ADDRESS
   6355     Webb Bros.                            Woodlands
            Woodland Apts.                        Lexington, Kentucky

   6462     Madison, Arlene Scruggs               500 Hollow Creek Road #27
            P. O. Box 11881                       Lexington, Kentucky
            Lexington, Kentucky 40578
   6531     Delaplain Development Company         110 Triport Road
(Sold 7/98) P. O. Box 974                         Georgetown, Kentucky
            Georgetown, KY 40234
   6712     Moore Properties of Tampa, Inc.       102 East Tyler Street
   6712A    P. O. Box 406                         Tampa, Florida
            Tampa, FL 33601
   6778     Cohen, Harry S. & Arlene              1165-1169 Centre Parkway
(Sold 7/98) 1165 Centre Parkway                   Lexington, Kentucky
            Lexington, KY 40517
   6840     Webb Properties                       565, 575 & 585 W. Main St.
            3000 Lexington Financial Center       Lexington, Kentucky
            Lexington, KY 40507
   6877     Fred Burns Limited Partnership I      1053 Winburn Drive
            3341 Post Road                        Lexington, Kentucky
            Lexington, KY 40503
   6878     Fred Burns Limited Partnership II     1840 McCullough Drive
            3341 Post Road                        Lexington, Kentucky
            Lexington, KY 40503

                     Total Value                    $12,690,341


                     Less:  Estimated Sales Co        (337,680)
                                                    -----------

                     Statement Value                $12,352,661
                                                    ===========

The accompanying notes are an integral part of these financial statements.
-------------------------------------------------------------------------

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                                REAL ESTATE
                          AS OF DECEMBER 31, 1997
                                (UNAUDITED)

ASSET
 No.      Description and Location of Property

 4201     Meadow Green Condos, Lexington, KY
 4202     Terrace Green Condos, Lexington, KY
 4203     Villa Green Condos, Lexington, KY
 4204     Falcon Crest Condos, Lexington, KY
 4225     Land, Baton Rouge, LA
 4230     Land, McAllen, TX
 4246     Palm Lakes Shopping Center, Tampa, FL
 4265     Vine Center Condo 2005, Lexington, KY  (sold 5/98)
 4282     Jordan Plating Bldg, Georgetown, KY
 4283     Guadalupe Plaza, Albuquerque , NM
 4285     Travelodge, Marina, CA  (sold 1/98)
 4291     Rio Bravo Shopping Center, Albuquerque, NM
 4293     Vine Center Condo 2205, Lexington, KY
 4294     Bluebonnet Villas, Baton Rouge, LA
 4295     Bluebonnet Office Bldg, Baton Rouge, LA
 4296     Bluebonnet Flex Bldg, Baton Rouge, LA
 4297     Men's Wearhouse, McAllen, TX
 4299     One Gateway Plaza, Colorado Springs, CO
 4307     Retail Center, McAllen, TX
 4308     TEC Office Bldg, McAllen, TX
 4309     Stein Mart Bldg., McAllen, TX
 4310     Cinemark Theater Bldg, McAllen, TX
 4312     Office Bldgs, 1100 US 127 South, Frankfort, KY
 4313     Whse, 1045 Georgetown Rd, Lexington, KY
 4314     Office Bldg & Parking Lot, Upper/Main St, Lexington, KY
 4316     Arby's (H&S Food Services), US 460, Georgetown, KY
 4317     Comfort Inn, Elk Grove Village, IL  (sold 1/98)
 4318     Quality Suites (Bluebonnet Hotel), Baton Rouge, LA
 4319     Traxx (101 N Plaza Dr), Nicholasville, KY  (sold 2/98)
 4320     Land (Kentucky Barkley), Georgetown, KY
 4444     Vine Center Condo 2001, Lexington, KY

           Total Value                           $57,646,000

           Less:  Estimated Sales Costs          (4,611,680)
                                                  ----------

           Statement Value                       $53,034,320
                                                  ==========


The accompanying notes are an integral part of these financial statements.
-------------------------------------------------------------------------

             KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                         IN LIQUIDATION
                NOTES TO THE FINANCIAL STATEMENTS
                        DECEMBER 31, 1997
                           (UNAUDITED)


1.   Reorganization and Reinsurance of the Life and Health
     -----------------------------------------------------
Insurance Assets of Kentucky Central Life Insurance Company and
---------------------------------------------------------------
Order of Liquidation - On February 12, 1993, Kentucky Central
--------------------
Life Insurance Company ("Kentucky Central" or the "Company") was placed into rehabilitation by an order of the Franklin Circuit Court ("Court") after a determination by the Commissioner of the Kentucky Department of Insurance that such action was necessary for the protection of the Company's policyholders. On February 9, 1994, after a thorough investigation regarding rehabilitating versus liquidating the Company, the Commissioner, in his capacity as Rehabilitator of Kentucky Central, filed a motion for reorganization and reinsurance of the Company's life and health assets and a petition of liquidation with the Court.

     On August 18, 1994, the Court issued an order approving the motion of the Rehabilitator for Reorganization and Reinsurance of the Company's life and health assets with Jefferson-Pilot Life Insurance Company ("JP Life"). (The Rehabilitator's Plan of Reorganization and Reinsurance together with the Guaranty Association Participation Agreement By and Among the National Organization of Life and Health Insurance Guaranty Associations and the Participating State Life and Health Insurance Guaranty Associations and Kentucky Central Life Insurance Company Acting By and Through Don W. Stephens, Insurance Commissioner of the Commonwealth of Kentucky, As Rehabilitator and Liquidator of KCL and Jefferson Pilot Life Insurance Company are hereinafter collectively referred to as the "Plan.") In conjunction therewith, the Court issued an order terminating the rehabilitation and directing the liquidation of the Company (the "Order"). The Company was ordered into liquidation following a determination by the Court that the Company was insolvent and that rehabilitation of the Company was not feasible. The Order was affirmed by the Supreme Court of Kentucky on May 11, 1995.

     The key element of the Rehabilitator's Plan of Reorganization and Reinsurance, the transfer to JP Life of most of the Company's assets in exchange for JP Life's agreement to assume and "enhance" the life insurance policies and annuity contracts previously issued by the Company, was closed on May 31, 1995. All policyholders of the Company were given the right, if they chose to do so, to keep their life insurance and annuity contracts, and immediately become policyholders of JP Life; such policyholders are referred to herein as "Opt-ins." Those policyholders who elected not to have their policies transferred are referred to herein as "Opt-outs."

     In consideration for JP Life's assumption of the liabilities for Opt-ins, the Company transferred bonds, short-term securities, cash, policy loans and certain miscellaneous assets with a total estimated value of $762,862,093 to JP Life on the date of closing.

Policyholders representing approximately 95% of the total policy values in force opted into the Plan and were transferred to JP
Life on the date of closing.

     The life insurance guaranty associations of the states where the Company was licensed to do business transferred assets consisting of cash and notes with a total value of $109,986,918 to JP Life in connection with the closing. Such assets, along with an enhancement added by JP Life, were used to restore the policy values of Opt-ins whose policies were covered by one of the guaranty association funds to their full amount as recorded by the Company as of the closing date and for uncovered policyholders restructured account values to the extent supported by the assets. In return for this advancement of assets on behalf of covered policyholders, the state guaranty associations obtained what is now a class 2 priority claim against the Company. The shortfall on uncovered policies was calculated at closing to be $11,231,328.

     Under the Plan, the Company retains a liability to Opt-ins over and above the amount of their full policy value as of the closing date. The ultimate amount of this liability, referred to as the Reimbursable Amount, depends on the interest rates from February 12, 1993 until a date five years from closing (i.e., May 31, 2000), and on the persistency of Opt-in policies during the five-year period after closing.

     Policyholders representing approximately 5% of the total policy values in force opted out of the Plan. The Company is obligated to pay these policyholders their proportionate share of the Company's assets up to the full amount of their statutory reserve as of February 12, 1993, plus any additions to their policy values from premiums paid and less any deductions to their policy values subsequent to that date. The full amount of such obligation to Opt-outs was approximately $57 million. The Plan calls for the Company to pay these amounts in three installments. The first installment, equivalent to 75% of the total opt-out amount, was due, and paid, 120 days after closing. The second installment was paid June 23, 1997.

     Assets not transferred to JP Life remained with the Company and are being liquidated by the Commissioner of the Kentucky Department of Insurance who has been designated as the Liquidator of the Company. The Liquidator is vested by operation of law with the title to all of the Company's property, contracts, and rights of action, and may recover and reduce all such assets to possession and liquidate them in accordance with the terms of the Order and applicable law. The court has ordered the Liquidator to liquidate the remaining assets of the estate as rapidly and economically as he can. As these assets are liquidated, they will be utilized to repay the guaranty associations and to make policyholders whole. The remaining assets of the Company, if any, will be distributed to other creditors and shareholders in the priority established by statute.

     Pursuant to the terms of the Plan, $50,000,000 from the assets of Kentucky Central was disbursed on February 13, 1996. Of this amount $41,039,878 reduced the liability to the Guaranty Associations on the Guaranty Associations' advances, $3,557,738 was applied to reduce policy benefits due uncovered policies and $2,291,194 was applied to the Opt-in Traditional liability. The remaining $3,111,190 was later distributed to Opt-out policyholders.

     In a similar transaction, $40,000,000 was distributed from the assets of the Company in May and June 1997. Of this amount, $32,890,768 reduced the liability to the Guaranty Associations on the Guaranty Associations' advances, $2,774,651 was applied to reduce policy benefits due uncovered policies and $1,834,469 was applied to the Opt-in Traditional liability. The remaining $2,500,112 was distributed to Opt-out policyholders on June 23, 1997.

2.   Basis of Presentation - The accompanying financial
     ---------------------
statements of Kentucky Central Life Insurance Company (In Liquidation) are unaudited. The balance sheet has been prepared on a modified liquidating basis, that is, assets have been reported at their estimated market value when known, otherwise, they are reported on the basis more particularly described herein. The financial statements are presented generally in a format established by the National Association of Insurance Commissioners ("NAIC") Report on Receiverships.

     With regard to the liabilities, for the purposes of these financial statements, the liabilities have been preliminarily classified in accordance with the statutory scheme set forth in Chapter 304 of the Kentucky Revised Statutes, Subtitle 33,
Section 430. The classifications and amounts are subject to further review and change, and the Liquidator is not bound or prejudiced by the classification of the liabilities on the financial statements as the process for reviewing the liabilities and claims is ongoing. Claims filed in the amount of $1,420,224,653 are not reflected on the financial statements.
See footnote number 31(b) for additional information regarding these claims.

     The Statement of Receipts and Disbursements is prepared on a cash basis. Since the Company has been in both rehabilitation and liquidation, the books and records were not organized in such a manner to facilitate the accounting of receipts and disbursements on a cash basis from the date of rehabilitation.

     The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

3.   Ownership and Affiliated Companies - The common stock of
     ----------------------------------
Kentucky Central consists of two classes: Voting and Class A Non-voting. The Class A Non-voting common stock is publicly held and was traded on the NASDAQ stock market until removed from listing in April 1993. Further, Kentucky Central owned 100% of the common stock of Mid-Central Investment Co., Inc. ("Mid-Central"). The Company's investment in Mid-Central was previously reported on the financial statements of Kentucky Central on an equity
basis.   However, effective September 30, 1997, the assets and
liabilities of Mid-Central were combined with the assets and liabilities of Kentucky Central consistent with the Liquidator's position regarding the true nature of these assets and liabilities under the Insurers Rehabilitation and Liquidation
Law, KRS 304.33-010 et seq.   The preferred stock of Mid-Central
was not owned by Kentucky Central. The owners of said stock have filed claims with the Liquidator. The Liquidator has classified these claims, together with the related accrued dividends, as a Class 10 liability.

4.   Order of Distribution - The order of distribution from the
     ---------------------
assets of the Company's estate is set forth at KRS 304.33-430. An amendment of the statute went into effect July 15, 1996. By its express terms, the statute applies and governs the priority of distribution of assets in any proceeding to liquidate an insurer pending on the effective date of the statute. Accordingly, the order of distribution of Kentucky Central's assets is governed by the statute, as amended.

     The statute, as amended, provides as follows:

     Section 1. The order of distribution of claims from the insurer's estate shall be as stated in this section. The first fifty dollars ($50) of the amount allowed on each claim in the classes under subsections
     (2) to (6), inclusive, of this section, shall be deducted from the claim and included in the class under subsection (8) of this section. Claims may not be cumulated by assignment to avoid application of the fifty dollars ($50) deductible provision. Subject to the fifty dollars ($50) deductible provision, every claim in each class shall be paid in full or adequate funds retained for the payment before the members of the next class receive any payment. No subclasses shall be established within any class. No claim by a shareholder, policyholder, or other creditor shall be permitted to circumvent the priority classes through the use of equitable remedies.

     (1) Administration costs. The costs and expenses of administration, including but not limited to the following: the actual and necessary costs of preserving or recovering the assets of the insurer; compensation for all services rendered in the liquidation; any necessary filing fees; the fees and mileage payable to witnesses; and reasonable attorneys' fees.

     (2) Loss and unearned premium claims. Claims by policyholders, beneficiaries, and insureds arising from and within the coverage of and not in excess of the applicable limits of insurance policies and insurance contracts issued by the company, and liability claims against insureds which claims are within the coverage of and not in excess of the applicable limits of insurance policies and insurance contracts issued by the company, and claims of guaranty associations or foreign guaranty associations. Notwithstanding the foregoing, the following claims shall be excluded from Class 2 priority:

          (a) Obligations of the insolvent insurer arising out of reinsurance contracts;

          (b) Obligations incurred after the expiration date of the insurance policy or after the policy has been replaced by the insured or canceled at the insured's request or after the policy has been canceled as provided in this chapter. Notwithstanding this subsection, earned premium claims on policies, other than reinsurance agreements, shall not be excluded;

          (c) Obligations to insurers, insurance pools, or underwriting associations and their claims for contribution, indemnity or subrogation, equitable or otherwise;

          (d)  Any claim which is in excess of any
               applicable limits provided in the insurance policy issued by the insolvent insurer;

          (e) Any amount accrued as punitive or exemplary damages unless expressly covered under the terms of the policy; and

          (f) Tort claims of any kind against the insurer, and claims against the insurer for bad faith or wrongful settlement practices.

     (3) Claims of the federal government other than those claims included in Class 2.

     (4)  Wages.

          (a)  Debts due to employees for services
               performed, not to exceed one thousand dollars ($1,000) to each employee which have been earned within one (1) year before the filing of the petition for liquidation. Officers shall not be entitled to the benefit of this priority.

          (b) This priority shall be in lieu of any other similar priority authorized by law as to wages or compensation of employees.

     (5) Residual classification. All other claims including claims of the federal or any state or local government, not falling within other classes under this section. Claims, including those of any governmental body, for a penalty or forfeiture, shall be allowed in this class only to the extent of the pecuniary loss sustained from the act, transaction or proceeding out of which the penalty or forfeiture arose, with reasonable and actual costs occasioned thereby. The remainder of such claims shall be postponed to the class of claims under subsection (8) of this section.

     (6) Judgments. Claims based solely on judgments. If a claimant files a claim and bases it both on the judgment and on the underlying facts, the claim shall be considered by the liquidator who shall give the judgment such weight as he deems appropriate. The claim as allowed shall receive the priority it would receive in the absence of the judgment. If the judgment is larger than the allowance on the underlying claim, the remaining portion of the judgment shall be treated as if it were a claim based solely on a judgment.

     (7) Interest on claims already paid. Interest at the legal rate compounded annually on all claims in the classes under subsections (1) to (6) of this section, inclusive, from the date of the petition for liquidation or the date on which the claim becomes due, whichever is later, until the date on which the dividend is declared. The liquidator, with the approval of the court may make reasonable classifications of claims for purposes of computing interest, may make approximate computations and may ignore certain classifications and time periods as de minimis.

     (8) Miscellaneous subordinated claims. The remaining claims or portions of claims not already paid, with interest as in subsection (7) of this section:

          (a) The first fifty dollars ($50) of each claim in the classes under subsections (2) to (6), inclusive, of this section, subordinated under this section;

          (b)  Claims under subsection (2) of KRS 304.33-
               380;

          (c)  Claims subordinated by KRS 304.33-600;

          (d)  Claims filed late;

          (e)  Portions of claims subordinated under
               subsection (5) of this section; and

          (f) Claims or portions of claims, payment of which is provided by other benefits or advantages recovered or recoverable by the claimant.

     (9)  Preferred ownership claims.  Surplus or
          contribution notes, or similar obligations, and premium refunds on assessable policies. Interest at the legal rate shall be added to each claim, as in subsections (7) and (8) of this section.

     (10) Proprietary claims. The claims of shareholders or other owners.

     Section 2. Section 1 of this Act shall apply to and govern the priority of the distribution of assets in any proceeding to liquidate an insurer pending on or commenced on or after the effective date of the Act.

The liabilities on the accompanying balance sheet are presented in accordance with the order of distribution set forth in the amended statute.

5.   Cash - As of December 31, 1997, Kentucky Central had cash on
     ----
deposit in banks of $3,827,464 of which $572,138 was restricted as tenant security deposits and the tenant-in-possession rental fund. The tenant security deposits of $274,846 include deposits of $264,634 on real estate owned by the Company and deposits of $10,212 held by the Company on behalf of the Tenant-in-Possession.

6.   Short-term investments - Short-term investments consisted of
     ----------------------
the following: certificates of deposit in the amount of $366,864, money market accounts in the amount of $3,556,296, U.S. Treasury Bills equal to $39,652,456 and a Dreyfus Cash Management Fund in the amount of $51,981,361. Approximately $1,196,747 of the money market accounts and $1,299,623 of the T-Bills are being held by or on behalf of various state departments of insurance. Certificates of deposit for $366,800 are held as collateral to secure letters of credit which guarantee contract performance on properties owned by the Company. Additionally, the Dreyfus Cash Management Fund is being held by LaSalle National Bank ("LaSalle") in connection with the sale/leaseback of Kincaid Towers. This transaction is described in detail in footnote number 28.

7.   Bonds - Bonds in the amount of $77,128,798 are principally
     -----
stated at their market value as obtained from published information concerning the market value of such bonds. The bond values are not based upon valuations published by the NAIC Committee on Valuation of Securities. Certain Fayette County, Kentucky revenue bonds and Kentucky Development Finance Authority bonds with a par value of $16,800,000 are included in the total at their book value of $16,800,000 as their market value is not readily ascertainable.

     Additionally, bonds with a market value of $1,245,785 are being held by or on behalf of the following state departments of
insurance:   Massachusetts, North Carolina and South Carolina.
Further, bonds of $44,087,922 are being held by LaSalle National Bank in connection with the sale/leaseback of Kincaid Towers. Again, this transaction is described in detail in footnote number 28.

8.   Mortgage Loans - Mortgage loans on real estate are not
     --------------
stated at their market value as of December 31, 1997, but are stated at the lower of their unpaid principal balance or at the appraised value of the underlying collateral. The appraisals being used were primarily obtained on varying dates in 1993 and
early 1994.    Further, the mortgage loans are reported net of
$337,680, the estimated costs to dispose of the loans.

9.   Real Estate - Real estate is stated at its estimated market
     -----------
value as of December 31, 1997, based on appraisals obtained between 1993 and 1998. Additionally, the total of the real estate is reported less estimated disposition costs of $4,611,680.

     In April 1997, the Company dissolved three wholly-owned subsidiaries and transferred the property owned by the subsidiaries to real estate. These former subsidiaries were:
Bluebonnet Hotel, Inc., Elk Grove Village Hotel, Inc. and 101
North Plaza Drive, Inc.

10.  Investment in M-C Realty, Inc. - At December 31, 1997, the
     ------------------------------
Company owned 100% of the common stock of M-C Realty, Inc. ("M-C"). M-C owns 100% of the common stock of Wilkinson Hotel Enterprises, Inc. ("WHE"). WHE is a 1% general partner and M-C is a 95% limited partner in Wilkinson Hotels, Ltd. Wilkinson Hotels Ltd. is the owner and operator of the Capital Plaza Hotel in Frankfort, Kentucky.

     The Company's investment in M-C is reported on an equity basis. The primary asset of M-C is the hotel and its furniture and fixtures. As of December 31, 1997, the hotel and its furniture and fixtures had an appraised value equal to $8,500,000.

     The primary liabilities of M-C include bonds which were payable at December 15, 1997 in the amount of $5,200,000, a second mortgage in the amount of $289,604 held by Kentucky Economic Development Finance Authority and $497,218 due on a Community Development Block Grant issued by the City of Frankfort. The Company holds the bonds while Central Bank & Trust Company is the Trustee. The Liquidator has entered into an agreement with the Trustee of the bonds and the holder of the second mortgage which permits Wilkinson Hotels, Ltd. to continue to make interest and other payments on the bonds and the mortgage through December 15, 1998.

     In August 1996, M-C and certain current and former affiliates of M-C filed refund claims for corporate taxes paid to the Commonwealth of Kentucky for the 1991-94 tax years. The total amount of refunds sought is $1,132,166. The Revenue Cabinet has not yet stated its position as to payment of these refunds. The probability of collection of the refunds is unknown at this time. Accordingly, the refund claims are not reflected on the balance sheet as of this date.

11.  Other Invested Assets - The Company has an investment in
     ---------------------
Centennial Business Development Fund, Ltd. in the amount of $89,211. This amount represents the Company's equity in the partnership, net of unrealized gains or losses. This amount does not purport to reflect the market value of the Company's investment. Additionally, the Company has an investment in Colonial Commercial Corporation and Golden Gem Growers, Inc. The total market value of the Company's investment is $1,404.

     The Company is also a 99% partner in two rental property ventures styled Fred Burns Limited Partnerships I and II. The value to the Company of these investments, if any, is dependent upon the outcome of pending litigation. Due to the inherent uncertainty involved with litigation, it was deemed inappropriate to place any value upon these interests at this time.

12.  Accounts Receivable - This includes amounts due the Company
     -------------------
for phone services provided to occupants of Kincaid Towers.

13.  Federal Income Tax Recoverable - The Company filed amended
     ------------------------------
federal income tax returns on September 13, 1996 for the 1989-91 tax years requesting funds of $18,502,455 plus interest. The amended returns were filed on the basis that certain Treasury Regulations were invalid. The Treasury Regulations at issue prevent the carryback of life subgroup losses to offset nonlife subgroup income on a consolidated return. The Company filed suit in the United States District Court for the Eastern District of Kentucky on May 5, 1997 in order to collect the refund claims.
On July 17, 1998, the Court entered summary judgment in favor of the United States. The Liquidator has filed a motion seeking amendment of the Court's judgment. As of this date, a ruling on the motion is pending. The probability of collection of the refund claims is unknown at this time. Accordingly, no amount is shown for the refund claims on the balance sheet as of this date.

14.  Miscellaneous Assets - This amount consists of a utility
     --------------------
deposit of $2,000 for property owned by the Company in Frankfort, Kentucky, $687 of notes receivable which were collected after the statement date, and capital equity credits in Golden Gem Growers, Inc. in the approximate amount of $12,900.

     No value has been reflected on the balance sheet for Agents Debit Balances, Furniture & Fixtures and Other Receivables and Prepaid Expenses due to the fact that realization of the value of the accounts is unlikely. However, collection activities continue on all accounts due the Company and any unused fixed assets will be disposed of at the appropriate time. The net book value of the accounts as of December 31, 1997 was as follows:
Agents Debit Balances - $6,349,188, Furniture & Fixtures - $59,199 and Other Receivables and Prepaid Expenses - $16,032,647.

15.  Guaranty Associations' Reimbursable Costs under the Plan -
     --------------------------------------------------------
This is an estimate by the guaranty associations of their administrative costs under the Plan. The Guaranty Associations have incurred additional costs since submitting this estimate which are also reimbursable under the Plan. The additional costs are likely to be several million dollars and will be reflected in the financial statements when the additional expenses have been reviewed and agreed to by the Liquidator.

16.  Opt-in Reimbursable Amount - This liability is a combination
     --------------------------
of the following: reimbursement for the reduced account values resulting from the difference in the rate credited to policyholders from February 12, 1993 to May 31, 1995 versus the new money rate as described in the Plan, reimbursement for the reduced account values resulting from non-contractual expenses charged by JP Life during the moratorium period subsequent to the closing as required by the Plan and reimbursement of reduced account values resulting from lower than market credited interest rates applied by JP Life during the moratorium period subsequent to the closing as required under the Plan.

17.  Opt-in Traditional Amount - Under the Plan, JP Life agreed
     -------------------------
to credit KCL Traditional Life policyholders with the difference between their restructured and unrestructured account values if JP Life was reimbursed this amount. Accordingly, this liability represents the amount owed to JP Life for the Traditional Life policyholders.

18.  Guaranty Associations' Advances - This amount, together with
     -------------------------------
accrued interest at the rate set forth in the Plan, is the amount that the guaranty associations paid JP Life on behalf of Kentucky Central to cover the short-fall in assets that were transferred to JP Life at closing.

19.  Guaranty Associations' Post-closing Costs - This is an
     -----------------------------------------
estimate of the guaranty associations continuing support costs through the five-year Plan period, together with accrued interest at the rate set forth in the plan.

20.  Liability to Opt-out Policyholders - On May 31, 1995,
     ----------------------------------
policyholders which elected to opt-out of the Plan surrendered their policies to Kentucky Central. The calculation of policy account values for opt-out liabilities was prepared pursuant to the Plan approved by the Court. The first payment (75% of the opt-out payment) was made within 120 days of Closing. The second payment (12.5% of the opt-out payment) was made two years after closing. The balance (12.5% of the opt-out payment) is to be disbursed with interest four years after closing.

21.  Opt-out Reimbursable Amount - This liability is the
     ---------------------------
difference between the amounts scheduled to be paid to Opt-out policyholders using the opt-out percentage as defined in the Plan versus 100% of the statutory reserve as of February 12, 1993 adjusted for policy loans and interim period amounts.

22.  ABN Amro Bank - This amount represents the principal
     -------------
allegedly due ABN Amro Bank, N.V., (ABN") according to its Proof of Claim filed May 1, 1995. In addition, ABN claims interest, fees, costs and expenses in an amount totaling $6,198,889.13, as of that date. As of December 31, 1997, to secure this alleged debt ABN holds both securities, subject to the Court's control as described elsewhere herein, having a value as of that date of $96,069,283, plus a mortgage on and an assignment of rents of the tenants of Kincaid Towers. This claim of ABN is subject to litigation described elsewhere herein contesting among other issues all amounts due and owing whether in the form of principal, interest, fees, costs, or expenses. Additionally, the Liquidator seeks return of the securities pledged to secure payment of such amounts. See footnote numbers 28 and 29 for further explanations.

23.  General Creditors - This liability consists primarily of
     -----------------
amounts due to agents under a deferred compensation agreement formerly maintained by the Company.

24.  Other Equity Claims - The amounts reflected as Class 10
     -------------------
claims include the book value of the shareholders' common stock and additional paid-in-capital ($13,414,830), the outstanding dividends and fractional shares related to the common stock ($666,224), the book value of the preferred stock of Mid-Central ($8,799,900) and the related accrued dividends ($1,759,980). These balances do not reflect the potential claims of current and former Kentucky Central shareholders who may allege that they purchased and/or sold their stock based on misstated financial statements and does not reflect any other legal claims to which the shareholders may be entitled and which may or may not be included in the $1.4 billion of claims described herein. Such claims may be substantially in excess of the balances reflected.

25.  Losses/Benefit Payments - This amount includes payments made
     -----------------------
to policyholders with claims occurring prior to May 31, 1995 and continuing claims on credit insurance and payments made to Opt-out policyholders.

26.  Distribution of Assets - As described in footnote 1,
     ----------------------
$40,000,000 was distributed from the assets of the Company in May and June 1997 for policyholder-related liabilities. However, the Statement of Receipts and Disbursements reflects "Distributions of assets" equal to $37,699,888. The difference is due, in part, to the 1997 distribution to Opt-out policyholders of $2,500,112. This amount is included in the "Losses/Benefit Payments" account. Additionally, the "Distributions of assets" account reflects a $200,000 payment to the official unsecured creditors' committee of Burnett & Associates in The Official Unsecured Creditors' Committee v. Kentucky Central Insurance Company, et al., U.S. Bankruptcy Court, E.D. Ky., Adversary No. 95-5024. This payment was made in settlement of a claim by the unsecured creditors' committee for an alleged preferential payment received by Kentucky Central Insurance Company from Burnett & Associates.

27.  Investment Expenses - This expense is generally related to
     -------------------
the operation and maintenance of the Company's investments in bonds and real estate.

28.  Kincaid Towers - In 1987, Kentucky Central "sold" Kincaid
     --------------
Towers, which is two office towers, an adjoining six floor parking garage and two other smaller parcels located in downtown Lexington, Kentucky, to a newly created entity, KCL Funding, Inc., in exchange for $52.6 million. KCL Funding, Inc. financed the purchase through the issuance of commercial paper backed by a standby letter of credit issued by ABN AMRO Bank, N.V. As security for its letter of credit, ABN AMRO received a mortgage on Kincaid Towers. Kentucky Central then leased the property from KCL Funding. The term of the sale/leaseback was five years.

     Under the terms of the sale/leaseback, KCL Funding could "put" the Kincaid Towers back to Kentucky Central and require
Kentucky Central to repurchase Kincaid Towers for the original purchase price, less any principal reduction.

     In January 1992, ABN AMRO notified Kentucky Central that it would not extend the letter of credit beyond the expiration of the original term of the transaction which was February 20, 1992. Thus, Kentucky Central needed to obtain approximately $51 million by February 20, 1992. Thereafter, an agreement was reached whereby ABN AMRO did extend the letter of credit (eventually until November 1992) but in exchange for the "pledge" of more than $65 million of Kentucky Central's securities which were transferred to a custodial account at LaSalle National Bank ("LaSalle"), a wholly owned subsidiary of ABN AMRO.

     The Liquidator has demanded the return of the securities but ABN AMRO and LaSalle have refused. As of December 31, 1997, short-term investments and bonds with a total market value of $96,069,283 are in the possession of LaSalle. As a result, a Complaint was filed naming ABN AMRO, LaSalle, KCL Funding, and Kincaid, Wilson, Schaeffer, Hembree, Van Inwegen & Kinser as defendants.

     On August 8, 1996, the Liquidator filed a motion to compel ABN AMRO and LaSalle to return securities (short-term investments and bonds) to the Liquidator for the benefit of the Estate which would have a value in excess of that value of securities necessary to secure the obligation, if any, of Kentucky Central to ABN AMRO to repurchase Kincaid Towers. Pursuant to this motion, the Liquidator is seeking the return of securities which have a value of approximately $49 million and is seeking the return of these securities unencumbered by any claim by any defendant in the litigation. The Court took the Liquidator's motion under submission, and on September 25, 1997, denied the motion. Further details of the litigation, George
                                                       ------
Nichols III, as Liquidator for Kentucky Central v. ABN AMRO Bank,
-----------------------------------------------------------------
N.V., et al, Franklin Circuit Court, Civil Action No. 93-CI-
-----------
00196-AP-004, are included in the summary portion of each Report to the Court filed on a periodic basis in Franklin Circuit Court.

29.  Tenant-In-Possession Rental Fund - From March 1994 through
     --------------------------------
August 1996, Kentucky Central deposited monthly payments under its lease with KCL Funding in an account at Central Bank & Trust
Company.  Those deposits totaled $14,709,510.

     The Liquidator filed a motion and on July 22, 1996, the Franklin Circuit Court ruled that Kentucky Central need not transfer the deposits to ABN AMRO and that the issue of whether Kentucky Central owes such payments under the lease agreement will be determined in the litigation described in footnote number
28. Subject to that same Order, the Company is required to pay rent in an amount equal to the fair market rent for the space it actually occupies.

     The Franklin Circuit Court further ruled that all rent collected from occupants of Kincaid Towers shall be deposited in an account ("the Rental Fund") and will be utilized under certain procedures and conditions for the operation, maintenance and capital improvements of Kincaid Towers. These financial statements reflect a liability to the Rental Fund for the rental income (cash) received in excess of the disbursements related to the property. On December 31, 1997, the amount in the Rental Fund equaled $1,888,113. A monthly report which details the activity of the Rental Fund is filed with the Court under seal.

30.  Liability to Opt-in Policyholders - The Plan creates a
     ---------------------------------
liability to policyholders for the difference between policyholder account values as calculated before and after restructuring. The liability to Opt-in policyholders was reduced at closing by amounts paid to JP Life for the benefit of the policyholders by the guaranty associations on behalf of Kentucky Central (and such reduction is currently shown as a liability to the guaranty associations). The Plan also calls for a discharge of the liability to Opt-in policyholders upon an order by the Court after several events have occurred. It is currently anticipated that the entire amount of this liability (approximately $249 million) will ultimately be discharged by the Court. Therefore, no dollar amount is included in the financial statement.

31.  Contingent Liabilities
     ----------------------

     (a)  Income Taxes - The Company may have a tax liability for
          ------------
Phase III taxable income. Phase III taxable income results from certain reductions to the Company's "policyholders' surplus account." The policyholders' surplus account is an untaxed income account that was accumulated under prior tax law. It is the Company's contention, supported by tax case law, that the Company will not have any federal tax liability related to reductions in this account. If a liability is found to exist, the tax is estimated to be between $2.1 and $2.6 million. Additionally, any such tax liability will increase the amount by which the Company's liabilities exceed its assets.

     (b)  Claims Filed -  Claims in the amount of $1,420,224,653
          ------------
have been filed against Kentucky Central pursuant to the claims process required under KRS 304 Subtitle 33. The majority of these claims are not reflected in the financial statements as they are in the process of being reviewed. However, a few of the known claims are reflected. While a number of the claims may be rejected and disallowed, to the extent these claims are proven valid, they will have the effect of increasing the amount by which the Company's liabilities exceed its assets for the claims which are not already recorded as liabilities. Additionally, interest will accrue at the legal rate on those claims which are proven valid; such interest is a class 7 liability.

     The Liquidator cautions that under KRS 304.33-360(2), certain claimants may assert valid claims after the expiration of the claims bar date. Further, under KRS 304.33-360(1), certain claims - specifically, preferred ownership and proprietary claims under subsections (9) and (10) of KRS 304.33-430 and claims for unearned premiums and cash surrender values or other investment values in life insurance and annuities - are not required to be filed. Thus, total claims asserted against the Liquidator may actually be in excess of the amounts set forth above. The extent of any such additional liability is uncertain at this time.

     (c)  Pending Litigation - A summary of the litigation in
          ------------------
which the Company is a party is included in each Report to the Court filed on a periodic basis in Franklin Circuit Court. The claims of litigants against the Company have not been analyzed for financial reporting purposes. Accordingly, no judgment has been made as to whether the Company will have any liability to the litigants or the amount, if any, of such liability.

             KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                         IN LIQUIDATION

                          BALANCE SHEET
                      AS OF MARCH 31, 1998
                           (UNAUDITED)

                ASSETS               Notes
 Cash:                               5,26,27
    Unrestricted                            $  2,418,115
    Restricted                                   534,262
                                             -----------
                                                             $  2,952,377
 Short-term investments:             6,26
    Unrestricted                             146,116,765
    Restricted                                 3,636,184
                                             -----------
                                                              149,752,949
 Bonds:                              7
    Unrestricted                              31,413,822
    Restricted                                   804,848
                                             -----------
                                                               32,218,670

 Common stock                                                      39,466
 Mortgage loans                      8                         12,352,661
 Real estate                         9                         44,845,400
 Investment in M-C Realty, Inc.      10                         3,276,916
 Other invested assets               11                            51,149
 Federal income tax recoverable      12                                 0
 Miscellaneous assets                13                            15,571
 Accrued investment income                                        606,769
                                                              -----------
      Total  Assets                                          $246,111,928
                                                              ===========

The accompanying notes are an integral part of these financial
--------------------------------------------------------------
statements.
----------

DISCLAIMER
The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

             KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                         IN LIQUIDATION

                          BALANCE SHEET
                      As of March 31, 1998
                           (UNAUDITED)


             LIABILITIES             Notes

 Class 1
   Guaranty associations' reimbursable
     costs under the Plan            1,14   $  3,200,000
   Accrued administrative expenses             5,850,143
                                             -----------
                                                             $  9,050,143
 Class 2
   Policy benefits                   1         7,044,356
   Opt-in reimbursable amount        1,15    109,784,800
   Opt-in traditional amount         1,16          4,845
   Guaranty associations' advances   1,17     51,061,863
   Guaranty associations'
      post-closing costs             1,18     46,246,932
   Liability to Opt-out policyholders               1,19        6,845,772
   Opt-out reimbursable amount       1,20      2,171,574
                                             -----------
                                                              223,160,142
 Class 3
   Claims of the federal government  29(a)                              0

 Class 4
   Not evaluated

 Class 5
   ABN Amro Bank                     21       50,323,634
   General creditors                 22        9,669,775
   Escheat funds                                 488,552
   Taxes payable                               4,497,750
                                             -----------
                                                               64,979,711
 Class 6
   Not evaluated

 Class 7
   Not evaluated

 Class 8                             4
   Policyholder deductible                    17,132,001
   General creditor deductible                    33,127
   Escheat funds deductible                        2,500
   Taxes payable deductible                        2,250
                                             -----------
                                                               17,169,878

 Class 9
   Not evaluated

 Class 10                            23
   Shareholder outstanding dividends
     and fractional shares                       666,224
   Common capital stock:
     Voting - par value, $100 per sh.                             100,000
     Class A non-voting - par value,
        $1 per sh.                            13,314,830
   Preferred dividends,  Mid-Central 3         1,847,979
   Preferred stock,  Mid-Central     3         8,799,900
                                             -----------
                                                               24,728,933
 Other Liabilities                   29
   Tenant security deposits          5           118,442
   Tenant-In-Possession rental fund  26,27     1,995,678
                                             -----------
                                                                2,114,120
                                                              -----------
      Total Liabilities                                      $341,202,927
 (Deficiency) of Assets Over Liabilities                      (95,090,999)
                                                              -----------
      Total Liabilities and (Deficiency)                     $246,111,928
                                                              ===========

The accompanying notes are an integral part of these financial statements.
-------------------------------------------------------------------------

DISCLAIMER
The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                  STATEMENT OF RECEIPTS AND DISBURSEMENTS
                 FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                (UNAUDITED)

                                     Notes
Receipts                             2       1/1 - 3/31/98   YTD  3/31/98
Premium receipts                             $      (6,035) $      (6,035)
Rental receipts                                    948,722        948,722
Mortgage loans:
  (a)  Principal                                    79,460         79,460
  (b)  Interest                                    186,694        186,694
Proceeds from:
  (a)  Mortgage loans                                    0              0
  (b)  Real estate                               8,637,638      8,637,638
  (c)  Other invested assets                        26,432         26,432
Reinsurance recoveries                                   0              0
Agents' balances received                           28,696         28,696
Collection of subsidiaries receivables                   0              0
Recovery of taxes previously paid                   16,054         16,054
Other miscellaneous receipts and changes            35,379         35,379
                                               -----------    -----------
     Receipts before Investment Activities       9,953,040      9,953,040
                                               -----------    -----------

Interest and dividend receipts                     123,872        123,872
Proceeds from Sales:
  (a)  Short-term investments                    2,007,559      2,007,559
  (b)  Bonds                                    43,616,788     43,616,788
  (c)  Stocks                                            0              0
                                               -----------    -----------
     Receipts from Investment Activities        45,748,219     45,748,219
                                               -----------    -----------

Tenant-In-Possession receipts        26,27       1,173,614      1,173,614
                                               -----------    -----------

Total Cash Receipts                           $ 56,874,873   $ 56,874,873
                                               ===========    ===========

The accompanying notes are an integral part of these financial statements.
-------------------------------------------------------------------------

DISCLAIMER
The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                              IN LIQUIDATION

                  STATEMENT OF RECEIPTS AND DISBURSEMENTS
                 FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                (UNAUDITED)

                                     Notes
Disbursements                        2       1/1 - 3/31/98    YTD  3/31/98
                                             -------------    ------------
Losses/benefit payments              24       $     39,236    $    39,236
LAE payments                                       126,223        126,223
Legal fees                                       1,179,866      1,179,866
Audit fees                                           1,425          1,425
Receivers fees                                      33,261         33,261
Consulting fees                                  1,364,216      1,364,216
Commissions                                         (3,970)        (3,970)
Salaries                                           145,291        145,291
Employee benefits                                    6,904          6,904
Real estate taxes                                  397,912        397,912
Payroll and other taxes                             11,346         11,346
Rent and related expenses                           64,263         64,263
Office expenses and miscellaneous                   92,892         92,892
Interest expense                                         0              0
                                               -----------    -----------
     Total Disbursements                         3,458,865      3,458,865
                                               -----------    -----------
Distributions:
  (a)  Distributions of assets                           0              0
  (b)  Early access distributions                        0              0
                                               -----------    -----------
     Distributions                                       0              0
                                               -----------    -----------
     Disbursements & Distributions Before
      Investment Activities                      3,458,865      3,458,865
                                               -----------    -----------
Investment expenses                  25            237,149        237,149
Purchase of:
  (a)  Short-term investments                   52,770,239     52,770,239
  (b)  Bonds                                             0              0
  (c)  Stocks                                            0              0
  (d)  Mortgage loans                                    0              0
  (e)  Real estate                                       0              0
                                               -----------    -----------
     Disbursements for Investment Activities    53,007,388     53,007,388
                                               -----------    -----------
Tenant-In-Possession disbursements   26,27       1,066,049      1,066,049
                                               -----------    -----------
Total Cash Disbursements                        57,532,302     57,532,302
                                               ===========    ===========

Net Increase (Decrease) in Cash                   (657,429)      (657,429)
Cash at January 1, 1998                          3,609,806      3,609,806
                                               -----------    -----------
Cash at March 31, 1998               5        $  2,952,377   $  2,952,377
                                               ===========    ===========

The accompanying notes are an integral part of these financial statements.

DISCLAIMER
The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                             (IN LIQUIDATION)

                           AS OF MARCH 31, 1998
                                (UNAUDITED)


   CASH
                                                           AMOUNT
     UNRESTRICTED:

     IN COMPANY OFFICE                                $       280
     REAL ESTATE PROPERTY MANAGER ACCOUNTS                484,376
     CENTRAL BANK, LEXINGTON, KY                        1,905,490
     CENTRAL BANK, LEXINGTON, KY                           27,969
                                                       ----------

     TOTAL                                            $ 2,418,115
                                                       ==========

     RESTRICTED:

     MEADOW GREEN CONDOS, TENANT SECURITY DEPOSIT     $    14,769
     TERRACE GREEN CONDOS, TENANT SECURITY DEPOSIT          6,898
     VILLA GREEN CONDOS, TENANT SECURITY DEPOSIT            7,227
     FALCON CREST CONDOS, TENANT SECURITY DEPOSIT          13,800
     PALM LAKES SHOPPING CTR, TENANT SECURITY DEPOSIT      26,119
     GUADALUPE PLAZA, TENANT SECURITY DEPOSIT              12,599
     BLUEBONNET VILLAS, TENANT SECURITY DEPOSIT             1,533
     BLUEBONNET OFFICE BLDG, TENANT SECURITY DEPOSIT       10,000
     BLUEBONNET FLEX BLDG, TENANT SECURITY DEPOSIT         15,285
     CENTRAL BANK & TRUST CO., TENANT SECURITY DEPOSITS    10,212
     CENTRAL BANK & TRUST CO., TENANT-IN-POSSESSION       415,820
                                                       ----------

     TOTAL                                            $   534,262
                                                       ==========


                                                      $ 2,952,377
                                                       ==========

The accompanying notes are an integral part of these financial statements.
-------------------------------------------------------------------------

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                             (IN LIQUIDATION)

                           AS OF MARCH 31, 1998
                                (UNAUDITED)


SHORT-TERM INVESTMENTS
                                                                AMOUNT
UNRESTRICTED:
     FIDELITY TREASURY FUND #696, PNC BANK                   $  4,301,074
     U.S. TREASURY BILL - MATURES 6/11/98                      10,891,035
     U.S. TREASURY BILL - MATURES 6/18/98                       9,890,170
     U.S. TREASURY BILL - MATURES 7/23/98                      23,618,212
     U.S. TREASURY BILL - MATURES 4/16/98, LASALLE BANK        97,233,953
     DREYFUS CASH MANAGEMENT FUND, LASALLE BANK                   182,321
                                                              -----------
          TOTAL                                              $146,116,765
                                                              ===========

RESTRICTED:
     CERTIFICATE OF DEPOSIT - SECURING LETTER OF CREDIT      $     16,864
     FUNDS HELD BY ARKANSAS DEPT OF INS                           100,000
     FUNDS HELD BY NEW MEXICO DEPT OF INS                         106,297
     FUNDS HELD BY S. CAROLINA DEPT OF INS                         79,325
     U.S. TREASURY BILL - MATURES 4/02/98, S.CAROLINA
         DEPT OF INS                                            1,299,623
     FUNDS HELD BY GEORGIA DEPT OF INS - BILTMORE FUND            104,216
     U.S. TREASURY BILL - MATURES 5/07/98,
         TENANT-IN-POSSESSION                                   1,579,858
     CERTIFICATES OF DEPOSIT - AS PER FRANCHISE AGREEMENT         350,000
                                                              -----------
          TOTAL                                              $  3,636,184
                                                              ===========


                                                             $149,752,949
                                                              ===========

The accompanying notes are an integral part of these financial statements.
-------------------------------------------------------------------------

                  KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                             (IN LIQUIDATION)

                                   BONDS
                           AS OF MARCH 31, 1998
                                (UNAUDITED)

 UNRESTRICTED:                                      MATURITY      PAR
   CUSIP #               ISSUER              RATE     DATE        VALUE
 912827J78   UNITED STATES TREAS NTS         6.250  02/15/03      925,000
 912827K43   UNITED STATES TREAS NTS         5.500  04/15/00      800,000
 912810CE6   UNITED STATES TREAS BONDS       8.750  11/15/08      300,000
  31359CAL   FEDERAL NATIONAL MTG. ASS.      6.400  01/13/04    3,000,000
 341081DA2   FLORIDA PWR&LT                  7.875  12/01/12    2,000,000
 039483AG7   ARCHER DANIELS                  8.875  04/15/11    1,100,000
 603823WV3   MINN & ST PAUL AIRPORTS         8.940  01/01/02    2,000,000
 891027AB0   TORCHMARK                       8.625  03/01/17    3,197,000
 49126NAC9   KENTUCKY DEV. FINANCE AUTH.B    5.340  12/15/97    5,200,000
 528851AE8   LEXINGTON-FAYETTE COUNTY KEN    7.750  05/01/02       15,000
 528851AF5   LEXINGTON-FAYETTE COUNTY KEN    7.750  05/01/03       75,000
 528851AG3   LEXINGTON-FAYETTE COUNTY KEN    7.750  05/01/04       80,000
 528851AH1   LEXINGTON-FAYETTE COUNTY KEN    7.750  05/01/05       90,000
 528908AM8   LEXINGTON-FAYETTE URBAN CO      5.000  02/01/18      720,205
 528914AC8   LEXINGTON FAYETTE URBAN COUNTY  5.860  05/01/20   11,400,000
                                                              -----------
                TOTAL                                          30,902,205
                                                              -----------
                MARKET VALUE -Unrestricted                     31,413,822


 RESTRICTED:                                        MATURITY      PAR
   CUSIP #               ISSUER              RATE     DATE        VALUE
 912827ZN5   UNITED STATES TREAS NTS         8.500  11/15/00      750,000

                TOTAL                                             750,000

                MARKET VALUE -Restricted                          804,848
                                                                  =======

                MARKET VALUE -TOTAL                            32,218,670
                                                               ----------

The accompanying notes are an integral part of these financial statements.
-------------------------------------------------------------------------

           KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                    (IN LIQUIDATION)

                  As of March 31, 1998
                       (UNAUDITED)

  MORTGAGE LOANS
   LOAN             LOAN TITLE/OWNER                 PROPERTY
    NO.              MAILING ADDRESS                  ADDRESS
   6355     Webb Bros.                         Woodlands
            Woodland Apts.                     Lexington, Kentucky
   6462     Madison, Arlene Scruggs            500 Hollow Creek Road #27
            P. O. Box 11881                    Lexington, Kentucky
            Lexington, Kentucky 40578
   6531     Delaplain Development Company      110 Triport Road
(Sold 7/98) P. O. Box 974                      Georgetown, Kentucky
            Georgetown, KY 40234
   6712     Moore Properties of Tampa, Inc.    102 East Tyler Street
   6712A    P. O. Box 406                      Tampa, Florida
            Tampa, FL 33601
   6778     Cohen, Harry S. & Arlene           1165-1169 Centre Parkway
(Sold 7/98) 1165 Centre Parkway                Lexington, Kentucky
            Lexington, KY 40517
   6840     Webb Properties                    565, 575 & 585 W. Main St.
            3000 Lexington Financial Center    Lexington, Kentucky
            Lexington, KY 40507
   6877     Fred Burns Limited Partnership I   1053 Winburn Drive
            3341 Post Road                     Lexington, Kentucky
            Lexington, KY 40503
   6878     Fred Burns Limited Partnership II  1840 McCullough Drive
            3341 Post Road                     Lexington, Kentucky
            Lexington, KY 40503

                     Total Value                         $12,690,341


                     Less:  Estimated Sales Co              (337,680)
                                                          ----------

                     Statement Value                     $12,352,661
                                                          ==========

The accompanying notes are an integral part of these financial statements.
-------------------------------------------------------------------------

             KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                         IN LIQUIDATION

                           REAL ESTATE
                      As of March 31, 1998
                           (UNAUDITED)

ASSET
 No.     Description and Location of Property

 4201  Meadow Green Condos, Lexington, KY
 4202  Terrace Green Condos, Lexington, KY
 4203  Villa Green Condos, Lexington, KY
 4204  Falcon Crest Condos, Lexington, KY
 4225  Land, Baton Rouge, LA
 4230  Land, McAllen, TX
 4246  Palm Lakes Shopping Center, Tampa, FL
 4265 Vine Center Condo 2005, Lexington, KY (Sold 5/7/98) 4282 Jordan Plating Bldg, Georgetown, KY
 4283  Guadalupe Plaza, Albuquerque , NM
 4291  Rio Bravo Shopping Center, Albuquerque, NM
 4293  Vine Center Condo 2205, Lexington, KY
 4294  Bluebonnet Villas, Baton Rouge, LA
 4295  Bluebonnet Office Bldg, Baton Rouge, LA
 4296  Bluebonnet Flex Bldg, Baton Rouge, LA
 4297  Men's Wearhouse, McAllen, TX
 4299  One Gateway Plaza, Colorado Springs, CO
 4307  Retail Center, McAllen, TX
 4308  TEC Office Bldg, McAllen, TX
 4309  Stein Mart Bldg., McAllen, TX
 4310  Cinemark Theater Bldg, McAllen, TX
 4312  Office Bldgs, 1100 US 127 South, Frankfort, KY
 4313  Whse, 1045 Georgetown Rd, Lexington, KY
 4314 Office Bldg & Parking Lot, Upper/Main St, Lexington, KY 4316 Arby's (H&S Food Services), US 460, Georgetown, KY
 4318  Quality Suites (Bluebonnet Hotel), Baton Rouge, LA
 4320  Land (Kentucky Barkley), Georgetown, KY
 4444  Vine Center Condo 2001, Lexington, KY

           Total Value                            $48,745,000

           Less:  Estimated Sales Costs            (3,899,600)
                                                   ----------

           Statement Value                        $44,845,400
                                                   ==========

            KENTUCKY CENTRAL LIFE INSURANCE COMPANY
                         IN LIQUIDATION
               NOTES TO THE FINANCIAL STATEMENTS
                         MARCH 31, 1998
                           (UNAUDITED)


1.   Reorganization and Reinsurance of the Life and Health
     -----------------------------------------------------
Insurance Assets of Kentucky Central Life Insurance Company and
---------------------------------------------------------------
Order of Liquidation - On February 12, 1993, Kentucky Central
--------------------
Life Insurance Company ("Kentucky Central" or the "Company") was placed into rehabilitation by an order of the Franklin Circuit Court ("Court") after a determination by the Commissioner of the Kentucky Department of Insurance that such action was necessary for the protection of the Company's policyholders. On February 9, 1994, after a thorough investigation regarding rehabilitating versus liquidating the Company, the Commissioner, in his capacity as Rehabilitator of Kentucky Central, filed a motion for reorganization and reinsurance of the Company's life and health assets and a petition of liquidation with the Court.

     On August 18, 1994, the Court issued an order approving the motion of the Rehabilitator for Reorganization and Reinsurance of the Company's life and health assets with Jefferson-Pilot Life Insurance Company ("JP Life"). (The Rehabilitator's Plan of Reorganization and Reinsurance together with the Guaranty Association Participation Agreement By and Among the National Organization of Life and Health Insurance Guaranty Associations and the Participating State Life and Health Insurance Guaranty Associations and Kentucky Central Life Insurance Company Acting By and Through Don W. Stephens, Insurance Commissioner of the Commonwealth of Kentucky, As Rehabilitator and Liquidator of KCL and Jefferson Pilot Life Insurance Company are hereinafter collectively referred to as the "Plan.") In conjunction therewith, the Court issued an order terminating the rehabilitation and directing the liquidation of the Company (the "Order"). The Company was ordered into liquidation following a determination by the Court that the Company was insolvent and that rehabilitation of the Company was not feasible. The Order was affirmed by the Supreme Court of Kentucky on May 11, 1995.

     The key element of the Rehabilitator's Plan of Reorganization and Reinsurance, the transfer to JP Life of most of the Company's assets in exchange for JP Life's agreement to assume and "enhance" the life insurance policies and annuity contracts previously issued by the Company, was closed on May 31, 1995. All policyholders of the Company were given the right, if they chose to do so, to keep their life insurance and annuity contracts, and immediately become policyholders of JP Life; such policyholders are referred to herein as "Opt-ins." Those policyholders who elected not to have their policies transferred are referred to herein as "Opt-outs."

     In consideration for JP Life's assumption of the liabilities for Opt-ins, the Company transferred bonds, short-term securities, cash, policy loans and certain miscellaneous assets with a total estimated value of $762,862,093 to JP Life on the date of closing.

Policyholders representing approximately 95% of the total policy values in force opted into the Plan and were transferred to JP
Life on the date of closing.

     The life insurance guaranty associations of the states where the Company was licensed to do business transferred assets consisting of cash and notes with a total value of $109,986,918 to JP Life in connection with the closing. Such assets, along with an enhancement added by JP Life, were used to restore the policy values of Opt-ins whose policies were covered by one of the guaranty association funds to their full amount as recorded by the Company as of the closing date and for uncovered policyholders restructured account values to the extent supported by the assets. In return for this advancement of assets on behalf of covered policyholders, the state guaranty associations obtained what is now a class 2 priority claim against the Company. The shortfall on uncovered policies was calculated at closing to be $11,231,328.

     Under the Plan, the Company retains a liability to Opt-ins over and above the amount of their full policy value as of the closing date. The ultimate amount of this liability, referred to as the Reimbursable Amount, depends on the interest rates from February 12, 1993 until a date five years from closing (i.e., May 31, 2000), and on the persistency of Opt-in policies during the five-year period after closing.

     Policyholders representing approximately 5% of the total policy values in force opted out of the Plan. The Company is obligated to pay these policyholders their proportionate share of the Company's assets up to the full amount of their statutory reserve as of February 12, 1993, plus any additions to their policy values from premiums paid and less any deductions to their policy values subsequent to that date. The full amount of such obligation to Opt-outs was approximately $57 million. The Plan calls for the Company to pay these amounts in three installments. The first installment, equivalent to 75% of the total opt-out amount, was due, and paid, 120 days after closing. The second installment was paid June 23, 1997.

     Assets not transferred to JP Life remained with the Company and are being liquidated by the Commissioner of the Kentucky Department of Insurance who has been designated as the Liquidator of the Company. The Liquidator is vested by operation of law with the title to all of the Company's property, contracts, and rights of action, and may recover and reduce all such assets to possession and liquidate them in accordance with the terms of the Order and applicable law. The court has ordered the Liquidator to liquidate the remaining assets of the estate as rapidly and economically as he can. As these assets are liquidated, they will be utilized to repay the guaranty associations and to make policyholders whole. The remaining assets of the Company, if any, will be distributed to other creditors and shareholders in the priority established by statute.

     Pursuant to the terms of the Plan, $50,000,000 from the assets of Kentucky Central was disbursed on February 13, 1996. Of this amount $41,039,878 reduced the liability to the Guaranty Associations on the Guaranty Associations' advances, $3,557,738 was applied to reduce policy benefits due uncovered policies and $2,291,194 was applied to the Opt-in Traditional liability. The remaining $3,111,190 was later distributed to Opt-out policyholders.

     In a similar transaction, $40,000,000 was distributed from the assets of the Company in May and June 1997. Of this amount, $32,890,768 reduced the liability to the Guaranty Associations on the Guaranty Associations' advances, $2,774,651 was applied to reduce policy benefits due uncovered policies and $1,834,469 was applied to the Opt-in Traditional liability. The remaining $2,500,112 was distributed to Opt-out policyholders on June 23, 1997.

2.   Basis of Presentation - The accompanying financial
     ---------------------
statements of Kentucky Central Life Insurance Company (In Liquidation) are unaudited. The balance sheet has been prepared on a modified liquidating basis, that is, assets have been reported at their estimated market value when known, otherwise, they are reported on the basis more particularly described herein. The financial statements are presented generally in a format established by the National Association of Insurance Commissioners ("NAIC") Report on Receiverships.

     With regard to the liabilities, for the purposes of these financial statements, the liabilities have been preliminarily classified in accordance with the statutory scheme set forth in Chapter 304 of the Kentucky Revised Statutes, Subtitle 33,
Section 430. The classifications and amounts are subject to further review and change, and the Liquidator is not bound or prejudiced by the classification of the liabilities on the financial statements as the process for reviewing the liabilities and claims is ongoing. Claims filed in the amount of $1,422,103,785 are not reflected on the financial statements.
See footnote number 29(b) for additional information regarding these claims.

     The Statement of Receipts and Disbursements is prepared on a cash basis. Since the Company has been in both rehabilitation and liquidation, the books and records were not organized in such a manner to facilitate the accounting of receipts and disbursements on a cash basis from the date of rehabilitation.

     The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

3.   Ownership and Affiliated Companies - The common stock of
     ----------------------------------
Kentucky Central consists of two classes: Voting and Class A Non-voting. The Class A Non-voting common stock is publicly held and was traded on the NASDAQ stock market until removed from listing in April 1993. Further, Kentucky Central owned 100% of the common stock of Mid-Central Investment Co., Inc. ("Mid-Central"). The Company's investment in Mid-Central was previously reported on the financial statements of Kentucky Central on an equity basis. However, effective September 30, 1997, the assets and liabilities of Mid-Central were combined with the assets and liabilities of Kentucky Central consistent with the Liquidator's position regarding the true nature of these assets and liabilities under the Insurers Rehabilitation and Liquidation
Law, KRS 304.33-010 et seq.   The preferred stock of Mid-Central
was not owned by Kentucky Central. The owners of said stock have filed claims with the Liquidator. The Liquidator has classified these claims, together with the related accrued dividends, as a Class 10 liability.

4.   Order of Distribution - The order of distribution from the
     ---------------------
assets of the Company's estate is set forth at KRS 304.33-430. An amendment of the statute went into effect July 15, 1996. By its express terms, the statute applies and governs the priority of distribution of assets in any proceeding to liquidate an insurer pending on the effective date of the statute. Accordingly, the order of distribution of Kentucky Central's assets is governed by the statute, as amended.

     The statute, as amended, provides as follows:

     Section 1. The order of distribution of claims from the insurer's estate shall be as stated in this section. The first fifty dollars ($50) of the amount allowed on each claim in the classes under subsections
     (2) to (6), inclusive, of this section, shall be deducted from the claim and included in the class under subsection (8) of this section. Claims may not be cumulated by assignment to avoid application of the fifty dollars ($50) deductible provision. Subject to the fifty dollars ($50) deductible provision, every claim in each class shall be paid in full or adequate funds retained for the payment before the members of the next class receive any payment. No subclasses shall be established within any class. No claim by a shareholder, policyholder, or other creditor shall be permitted to circumvent the priority classes through the use of equitable remedies.

     (1) Administration costs. The costs and expenses of administration, including but not limited to the following: the actual and necessary costs of preserving or recovering the assets of the insurer; compensation for all services rendered in the liquidation; any necessary filing fees; the fees and mileage payable to witnesses; and reasonable attorneys' fees.

     (2) Loss and unearned premium claims. Claims by policyholders, beneficiaries, and insureds arising from and within the coverage of and not in excess of the applicable limits of insurance policies and insurance contracts issued by the company, and liability claims against insureds which claims are within the coverage of and not in excess of the applicable limits of insurance policies and insurance contracts issued by the company, and claims of guaranty associations or foreign guaranty associations. Notwithstanding the foregoing, the following claims shall be excluded from Class 2 priority:

          (a) Obligations of the insolvent insurer arising out of reinsurance contracts;

          (b) Obligations incurred after the expiration date of the insurance policy or after the policy has been replaced by the insured or canceled at the insured's request or after the policy has been canceled as provided in this chapter. Notwithstanding this subsection, earned premium claims on policies, other than reinsurance agreements, shall not be excluded;

          (c) Obligations to insurers, insurance pools, or underwriting associations and their claims for contribution, indemnity or subrogation, equitable or otherwise;

          (d) Any claim which is in excess of any applicable limits provided in the insurance policy issued by the insolvent insurer;

          (e) Any amount accrued as punitive or exemplary damages unless expressly covered under the terms of the policy; and

          (f) Tort claims of any kind against the insurer, and claims against the insurer for bad faith or wrongful settlement practices.

     (3) Claims of the federal government other than those claims included in Class 2.

     (4)  Wages.

          (a) Debts due to employees for services performed, not to exceed one thousand dollars ($1,000) to each employee which have been earned within one (1) year before the filing of the petition for liquidation. Officers shall not be entitled to the benefit of this priority.

          (b) This priority shall be in lieu of any other similar priority authorized by law as to wages or compensation of employees.

     (5) Residual classification. All other claims including claims of the federal or any state or local government, not falling within other classes under this section. Claims, including those of any governmental body, for a penalty or forfeiture, shall be allowed in this class only to the extent of the pecuniary loss sustained from the act, transaction or proceeding out of which the penalty or forfeiture arose, with reasonable and actual costs occasioned thereby. The remainder of such claims shall be postponed to the class of claims under subsection (8) of this section.

     (6) Judgments. Claims based solely on judgments. If a claimant files a claim and bases it both on the judgment and on the underlying facts, the claim shall be considered by the liquidator who shall give the judgment such weight as he deems appropriate. The claim as allowed shall receive the priority it would receive in the absence of the judgment. If the judgment is larger than the allowance on the underlying claim, the remaining portion of the judgment shall be treated as if it were a claim based solely on a judgment.

     (7) Interest on claims already paid. Interest at the legal rate compounded annually on all claims in the classes under subsections (1) to (6) of this section, inclusive, from the date of the petition for liquidation or the date on which the claim becomes due, whichever is later, until the date on which the dividend is declared. The liquidator, with the approval of the court may make reasonable classifications of claims for purposes of computing interest, may make approximate computations and may ignore certain classifications and time periods as de minimis.

     (8) Miscellaneous subordinated claims. The remaining claims or portions of claims not already paid, with interest as in subsection (7) of this section:

          (a) The first fifty dollars ($50) of each claim in the classes under subsections (2) to (6), inclusive, of this section, subordinated under this section;

          (b)  Claims under subsection (2) of KRS 304.33-380;

          (c)  Claims subordinated by KRS 304.33-600;

          (d)  Claims filed late;

          (e)  Portions of claims subordinated under subsection
               (5) of this section; and

          (f) Claims or portions of claims, payment of which is provided by other benefits or advantages recovered or recoverable by the claimant.

     (9) Preferred ownership claims. Surplus or contribution notes, or similar obligations, and premium refunds on assessable policies. Interest at the legal rate shall be added to each claim, as in subsections (7) and (8) of this section.

     (10) Proprietary claims. The claims of shareholders or other owners.

     Section 2. Section 1 of this Act shall apply to and govern the priority of the distribution of assets in any proceeding to liquidate an insurer pending on or commenced on or after the effective date of the Act.

The liabilities on the accompanying balance sheet are presented in accordance with the order of distribution set forth in the amended statute.

5.   Cash - As of March 31, 1998, Kentucky Central had cash on
     ----
deposit in banks of $2,952,377 of which $534,262 was restricted as tenant security deposits and the tenant-in-possession rental fund. The tenant security deposits of $118,442 include deposits of $108,230 on real estate owned by the Company and deposits of $10,212 held by the Company on behalf of the Tenant-in-Possession.

6.   Short-term investments - Short-term investments consisted of
     ----------------------
the following: certificates of deposit in the amount of $366,864, money market accounts in the amount of $4,690,912, U.S. Treasury bills equal to $144,512,851 and a Dreyfus Cash Management Fund in the amount of $182,321. Approximately $389,838 of the money market accounts and $1,299,623 of the T-bills are being held by or on behalf of various state departments of insurance. Certificates of deposit for $366,800 are held as collateral to secure letters of credit which guarantee contract performance on properties owned by the Company. Additionally, the U.S. Treasury bill for $97,233,953 and the Dreyfus Cash Management Fund are being held by LaSalle National Bank ("LaSalle") in connection with the sale/leaseback of Kincaid Towers. This transaction is described in detail in footnote number 26.

7.   Bonds - Bonds in the amount of $32,218,670 are principally
     -----
stated at their market value as obtained from published information concerning the market value of such bonds. The bond values are not based upon valuations published by the NAIC Committee on Valuation of Securities. Certain Fayette County, Kentucky revenue bonds and Kentucky Development Finance Authority bonds with a par value of $16,600,000 are included in the total at their book value of $16,600,000 as their market value is not readily ascertainable. Additionally, bonds with a market value of $804,848 are being held by the state department of insurance of South Carolina.

8.   Mortgage Loans - Mortgage loans on real estate are not
     --------------
stated at their market value as of March 31, 1998, but are stated at the lower of their unpaid principal balance or at the appraised value of the underlying collateral. The appraisals being used were primarily obtained on varying dates in 1993 and early 1994. Further, the mortgage loans are reported net of $337,680, the estimated costs to dispose of the loans.

9.   Real Estate - Real estate is stated at its estimated market
     -----------
value as of March 31, 1998, based on appraisals obtained between 1993 and 1998. Additionally, the total of the real estate is reported less estimated disposition costs of $3,899,600.

     In April 1997, the Company dissolved three wholly-owned subsidiaries and transferred the property owned by the subsidiaries to real estate. These former subsidiaries were:

Bluebonnet Hotel, Inc., Elk Grove Village Hotel, Inc. and 101
North Plaza Drive, Inc.

10.  Investment in M-C Realty, Inc. - At March 31, 1998, the
     ------------------------------
Company owned 100% of the common stock of M-C Realty, Inc. ("M-C"). M-C owns 100% of the common stock of Wilkinson Hotel Enterprises, Inc. ("WHE"). WHE is a 1% general partner and M-C is a 95% limited partner in Wilkinson Hotels, Ltd. Wilkinson Hotels Ltd. is the owner and operator of the Capital Plaza Hotel in Frankfort, Kentucky.

     The Company's investment in M-C is reported on an equity basis. The primary asset of M-C is the hotel and its furniture and fixtures. As of March 31, 1998, the hotel and its furniture and fixtures had an appraised value equal to $8,500,000.

     The primary liabilities of M-C include bonds which were payable at December 15, 1997 in the amount of $5,200,000, a second mortgage in the amount of $278,437 held by Kentucky Economic Development Finance Authority and $497,218 due on a Community Development Block Grant issued by the City of Frankfort. The Company holds the bonds while Central Bank & Trust Company is the Trustee. The Liquidator has entered into an agreement with the Trustee of the bonds and the holder of the second mortgage which permits Wilkinson Hotels, Ltd. to continue to make interest and other payments on the bonds and the mortgage through December 15, 1998.

     In August 1996, M-C and certain current and former affiliates of M-C filed refund claims for corporate taxes paid to the Commonwealth of Kentucky for the 1991-94 tax years. The total amount of refunds sought is $1,132,166. The Revenue Cabinet has not yet stated its position as to payment of these refunds. The probability of collection of the refunds is unknown at this time. Accordingly, the refund claims are not reflected on the balance sheet as of this date.

11.  Other Invested Assets - The Company has an investment in
     ---------------------
Centennial Business Development Fund, Ltd. in the amount of $49,745. This amount represents the Company's equity in the partnership, net of unrealized gains or losses. This amount does not purport to reflect the market value of the Company's investment. Additionally, the Company has an investment in Colonial Commercial Corporation and Golden Gem Growers, Inc. The total market value of the Company's investment is $1,404.

     The Company is also a 99% partner in two rental property ventures styled Fred Burns Limited Partnerships I and II. The value to the Company of these investments, if any, is dependent upon the outcome of pending litigation. Due to the inherent uncertainty involved with litigation, it was deemed inappropriate to place any value upon these interests at this time.

12.  Federal Income Tax Recoverable - The Company filed amended
     ------------------------------
federal income tax returns on September 13, 1996 for the 1989-91 tax years requesting funds of $18,502,455 plus interest. The amended returns were filed on the basis that certain Treasury Regulations were invalid. The Treasury Regulations at issue prevent the carryback of life subgroup losses to offset nonlife subgroup income on a consolidated return. The Company filed suit in the United States District Court for the Eastern District of Kentucky on May 5, 1997 in order to collect the refund claims.
On July 17, 1998, the Court entered summary judgment in favor of the United States. The Liquidator has filed a motion seeking amendment of the Court's judgment. As of this date, a ruling on the motion is pending. The probability of collection of the refund claims is unknown at this time. Accordingly, no amount is shown for the refund claims on the balance sheet as of this date.

13.  Miscellaneous Assets - This amount consists of a utility
     --------------------
deposit of $2,000 for property owned by the Company in Frankfort, Kentucky, $671 of notes receivable which were collected after the statement date, and capital equity credits in Golden Gem Growers, Inc. in the approximate amount of $12,900.

     No value has been reflected on the balance sheet for Agents Debit Balances, Furniture & Fixtures and Other Receivables and Prepaid Expenses due to the fact that realization of the value of the accounts is unlikely. However, collection activities continue on all accounts due the Company and any unused fixed assets will be disposed of at the appropriate time. The net book value of the accounts as of March 31, 1998 was as follows:
Agents Debit Balances - $6,315,045, Furniture & Fixtures - $59,199 and Other Receivables and Prepaid Expenses - $15,148,017.

14.  Guaranty Associations' Reimbursable Costs under the Plan -
     --------------------------------------------------------
This is an estimate by the guaranty associations of their administrative costs under the Plan. The Guaranty Associations have incurred additional costs since submitting this estimate which are also reimbursable under the Plan. The additional costs are likely to be several million dollars and will be reflected in the financial statements when the additional expenses have been reviewed and agreed to by the Liquidator.

15.  Opt-in Reimbursable Amount - This liability is a combination
     --------------------------
of the following: reimbursement for the reduced account values resulting from the difference in the rate credited to policyholders from February 12, 1993 to May 31, 1995 versus the new money rate as described in the Plan, reimbursement for the reduced account values resulting from non-contractual expenses charged by JP Life during the moratorium period subsequent to the closing as required by the Plan and reimbursement of reduced account values resulting from lower than market credited interest rates applied by JP Life during the moratorium period subsequent to the closing as required under the Plan.

16.  Opt-in Traditional Amount - Under the Plan, JP Life agreed
     -------------------------
to credit KCL Traditional Life policyholders with the difference between their restructured and unrestructured account values if JP Life was reimbursed this amount. Accordingly, this liability represents the amount owed to JP Life for the Traditional Life policyholders.

17.  Guaranty Associations' Advances - This amount, together with
     -------------------------------
accrued interest at the rate set forth in the Plan, is the amount that the guaranty associations paid JP Life on behalf of Kentucky Central to cover the short-fall in assets that were transferred to JP Life at closing.

18.  Guaranty Associations' Post-closing Costs - This is an
     -----------------------------------------
estimate of the guaranty associations continuing support costs through the five-year Plan period, together with accrued interest at the rate set forth in the plan.

19.  Liability to Opt-out Policyholders - On May 31, 1995,
     ----------------------------------
policyholders which elected to opt-out of the Plan surrendered their policies to Kentucky Central. The calculation of policy account values for opt-out liabilities was prepared pursuant to the Plan approved by the Court. The first payment (75% of the opt-out payment) was made within 120 days of Closing. The second payment (12.5% of the opt-out payment) was made two years after closing. The balance (12.5% of the opt-out payment) is to be disbursed with interest four years after closing.

20.  Opt-out Reimbursable Amount - This liability is the
     ---------------------------
difference between the amounts scheduled to be paid to Opt-out policyholders using the opt-out percentage as defined in the Plan versus 100% of the statutory reserve as of February 12, 1993 adjusted for policy loans and interim period amounts.

21.  ABN Amro Bank - This amount represents the principal
     -------------
allegedly due ABN Amro Bank, N.V., ("ABN") according to its Proof of Claim filed May 1, 1995. In addition, ABN claims interest, fees, costs and expenses in an amount totaling $6,198,889.13, as of that date. As of March 31, 1998, to secure this alleged debt ABN holds both securities, subject to the Court's control as described elsewhere herein, having a value as of that date of $97,416,274, plus a mortgage on and an assignment of rents of the tenants of Kincaid Towers. This claim of ABN is subject to litigation described elsewhere herein contesting among other issues all amounts due and owing whether in the form of principal, interest, fees, costs, or expenses. Additionally, the Liquidator seeks return of the securities pledged to secure payment of such amounts. See footnote numbers 26 and 27 for further explanations.

22.  General Creditors - This liability consists primarily of
     -----------------
amounts due to agents under a deferred compensation agreement formerly maintained by the Company.

23.  Other Equity Claims - The amounts reflected as Class 10
     -------------------
claims include the book value of the shareholders' common stock and additional paid-in-capital ($13,414,830), the outstanding dividends and fractional shares related to the common stock ($666,224), the book value of the preferred stock of Mid-Central ($8,799,900) and the related accrued dividends ($1,847,979). These balances do not reflect the potential claims of current and former Kentucky Central shareholders who may allege that they purchased and/or sold their stock based on misstated financial statements and does not reflect any other legal claims to which the shareholders may be entitled and which may or may not be included in the $1.4 billion of claims described herein. Such claims may be substantially in excess of the balances reflected.

24.  Losses/Benefit Payments - This amount includes payments made
     -----------------------
to policyholders with claims occurring prior to May 31, 1995 and continuing claims on credit insurance and payments made to Opt-out policyholders.

25.  Investment Expenses - This expense is generally related to
     -------------------
the operation and maintenance of the Company's investments in bonds and real estate.

26.  Kincaid Towers - In 1987, Kentucky Central "sold" Kincaid
     --------------
Towers, which is two office towers, an adjoining six floor parking garage and two other smaller parcels located in downtown Lexington, Kentucky, to a newly created entity, KCL Funding, Inc., in exchange for $52.6 million. KCL Funding, Inc. financed the purchase through the issuance of commercial paper backed by a standby letter of credit issued by ABN AMRO Bank, N.V. As security for its letter of credit, ABN AMRO received a mortgage on Kincaid Towers. Kentucky Central then leased the property from KCL Funding. The term of the sale/leaseback was five years.

     Under the terms of the sale/leaseback, KCL Funding could "put" the Kincaid Towers back to Kentucky Central and require
Kentucky Central to repurchase Kincaid Towers for the original purchase price, less any principal reduction.

     In January 1992, ABN AMRO notified Kentucky Central that it would not extend the letter of credit beyond the expiration of the original term of the transaction which was February 20, 1992. Thus, Kentucky Central needed to obtain approximately $51 million by February 20, 1992. Thereafter, an agreement was reached whereby ABN AMRO did extend the letter of credit (eventually until November 1992) but in exchange for the "pledge" of more than $65 million of Kentucky Central's securities which were transferred to a custodial account at LaSalle National Bank ("LaSalle"), a wholly owned subsidiary of ABN AMRO.

     The Liquidator has demanded the return of the securities but ABN AMRO and LaSalle have refused. As of March 31, 1998, short-term investments with a market value of $97,416,274 are in the possession of LaSalle. As a result, a Complaint was filed naming ABN AMRO, LaSalle, KCL Funding, and Kincaid, Wilson, Schaeffer, Hembree, Van Inwegen & Kinser as defendants.

     On August 8, 1996, the Liquidator filed a motion to compel ABN AMRO and LaSalle to return securities (short-term investments and bonds) to the Liquidator for the benefit of the Estate which would have a value in excess of that value of securities necessary to secure the obligation, if any, of Kentucky Central to ABN AMRO to repurchase Kincaid Towers. Pursuant to this motion, the Liquidator is seeking the return of securities which have a value of approximately $49 million and is seeking the return of these securities unencumbered by any claim by any defendant in the litigation. The Court took the Liquidator's motion under submission, and on September 25, 1997, denied the motion. Further details of the litigation, George
                                                       ------
Nichols III, as Liquidator for Kentucky Central v. ABN AMRO Bank,
-----------------------------------------------------------------
N.V., et al, Franklin Circuit Court, Civil Action No. 93-CI-
-----------
00196-AP-004, are included in the summary portion of each Report to the Court filed on a periodic basis in Franklin Circuit Court.

27.  Tenant-In-Possession Rental Fund - From March 1994 through
     --------------------------------
August 1996, Kentucky Central deposited monthly payments under its lease with KCL Funding in an account at Central Bank & Trust
Company.  Those deposits totaled $14,709,510.

     The Liquidator filed a motion and on July 22, 1996, the Franklin Circuit Court ruled that Kentucky Central need not transfer the deposits to ABN AMRO and that the issue of whether Kentucky Central owes such payments under the lease agreement will be determined in the litigation described in footnote number
26. Subject to that same Order, the Company is required to pay rent in an amount equal to the fair market rent for the space it actually occupies.

     The Franklin Circuit Court further ruled that all rent collected from occupants of Kincaid Towers shall be deposited in an account ("the Rental Fund") and will be utilized under certain procedures and conditions for the operation, maintenance and capital improvements of Kincaid Towers. These financial statements reflect a liability to the Rental Fund for the rental income (cash) received in excess of the disbursements related to the property. On March 31, 1998, the amount in the Rental Fund equaled $1,995,678. A monthly report which details the activity of the Rental Fund is filed with the Court under seal.

28.  Liability to Opt-in Policyholders - The Plan creates a
     ---------------------------------
liability to policyholders for the difference between policyholder account values as calculated before and after restructuring. The liability to Opt-in policyholders was reduced at closing by amounts paid to JP Life for the benefit of the policyholders by the guaranty associations on behalf of Kentucky Central (and such reduction is currently shown as a liability to the guaranty associations). The Plan also calls for a discharge of the liability to Opt-in policyholders upon an order by the Court after several events have occurred. It is currently anticipated that the entire amount of this liability (approximately $249 million) will ultimately be discharged by the Court. Therefore, no dollar amount is included in the financial statement.

29.  Contingent Liabilities
     ----------------------

     (a)  Income Taxes - The Company may have a tax liability for
          ------------
Phase III taxable income. Phase III taxable income results from certain reductions to the Company's "policyholders' surplus account." The policyholders' surplus account is an untaxed income account that was accumulated under prior tax law. It is the Company's contention, supported by tax case law, that the Company will not have any federal tax liability related to reductions in this account. If a liability is found to exist, the tax is estimated to be between $2.1 and $2.6 million. Additionally, any such tax liability will increase the amount by which the Company's liabilities exceed its assets.

     (b)  Claims Filed -  Claims in the amount of $1,422,103,785
          ------------
have been filed against Kentucky Central pursuant to the claims process required under KRS 304 Subtitle 33. The majority of these claims are not reflected in the financial statements as they are in the process of being reviewed. However, a few of the known claims are reflected. While a number of the claims may be rejected and disallowed, to the extent these claims are proven valid, they will have the effect of increasing the amount by which the Company's liabilities exceed its assets for the claims which are not already recorded as liabilities. Additionally, interest will accrue at the legal rate on those claims which are proven valid; such interest is a class 7 liability.

     The Liquidator cautions that under KRS 304.33-360(2), certain claimants may assert valid claims after the expiration of the claims bar date. Further, under KRS 304.33-360(1), certain claims - specifically, preferred ownership and proprietary claims under subsections (9) and (10) of KRS 304.33-430 and claims for unearned premiums and cash surrender values or other investment values in life insurance and annuities - are not required to be filed. Thus, total claims asserted against the Liquidator may actually be in excess of the amounts set forth above. The extent of any such additional liability is uncertain at this time.

     (c)  Pending Litigation - A summary of the litigation in
          ------------------
which the Company is a party is included in each Report to the Court filed on a periodic basis in Franklin Circuit Court. The claims of litigants against the Company have not been analyzed for financial reporting purposes. Accordingly, no judgment has been made as to whether the Company will have any liability to the litigants or the amount, if any, of such liability.









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